UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

CareTrust REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 542-3130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 21, 2016, CareTrust REIT, Inc. (the “Company”) and its operating partnership, CTR Partnership, L.P. (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with KeyBanc Capital Markets Inc., Wells Fargo Securities, LLC, and BMO Capital Markets Corp., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, 8,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Firm Shares”), at a price of $11.35 per share (the “Purchase Price”). The Company also granted the Underwriters a 30-day option to purchase up to an additional 1,275,000 shares of common stock (the “Option Shares” and together with the Firm Shares, the “Shares”) at the Purchase Price. The Underwriters exercised their option to purchase the Option Shares on March 22, 2016. The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Operating Partnership, conditions to closing, indemnification obligations of the Company, the Operating Partnership and the Underwriters, and termination and other customary provisions.

The Company expects to issue and deliver the Shares on or about March 28, 2016, subject to customary closing conditions.

The offering of the Shares was made pursuant to a shelf registration statement filed with the Securities Exchange Commission (the “SEC”) on January 8, 2016 (File No. 333-208925), a base prospectus, dated January 25, 2016, included as part of the registration statement, and a prospectus supplement, dated March 21, 2016, filed with the SEC on March 23, 2016 pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of DLA Piper LLP (US) regarding certain matters of Maryland law, including the validity of the Shares to be issued and sold in the offering.

The foregoing summary of the Underwriting Agreement is qualified by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 21, 2016, by and among CareTrust REIT, Inc., CTR Partnership, L.P. and KeyBanc Capital Markets Inc., Wells Fargo Securities, LLC, and BMO Capital Markets Corp., as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2016	CARETRUST REIT, INC.

	By:	/s/ William M. Wagner

William M. Wagner

Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 21, 2016, by and among CareTrust REIT, Inc., CTR Partnership, L.P. and KeyBanc Capital Markets Inc., Wells Fargo Securities, LLC, and BMO Capital Markets Corp., as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).